Section 302 Certification of the Chief Financial Officer

Exhibit 31.2

                        GLOBAL ENTERTAINMENT CORPORATION
           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Craig Johnson, the Chief Financial Officer of the Company, certify that:

1. I have reviewed this Quarterly Report on Form 10-QSB (the "Quarterly Report") of Global Entertainment Corporation (the "Company");

2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report;

3. Based on my knowledge, the financial statements and other financial information included in this Quarterly Report, fairly presents in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Quarterly Report;

4.   The  Company's  other   certifying   officer  and  I  are  responsible  for
     establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15d-15(e) for the Company and have:

     a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the Company, including its consolidated subsidiaries is made know to us by others within those entities, particularly during the period in which this Quarterly Report was being prepared;
     b.   Omitted;
     c. Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Quarterly Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Quarterly Report based on such evaluation; and
     d. Disclosed in this Quarterly Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

5. The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and
     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.


Dated April 14, 2006       By: /s/ J. Craig Johnson
                              --------------------------------------------------
                              J. Craig Johnson
                              Executive Vice President & Chief Financial Officer